UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2008

FGX INTERNATIONAL HOLDINGS LIMITED

(Exact name of Registrant as specified in its charter)

British Virgin Islands

(State or other jurisdiction of incorporation)

001-33760	98-0475043
(Commission File Number)	(IRS Employer Identification No.)

500 George Washington Highway Smithfield, Rhode Island 02917
(Address of principal executive offices, including zip code)

(401) 231-3800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On May 20, 2008, Alec Taylor, Chief Executive Officer of FGX International Holdings Limited (the “Company”) will present at the Avondale Partners Consumer Conference.  The presentation materials attached hereto as Exhibit 99.1 will be used at the conference. These materials will be posted on the “Investors” section of the Company’s corporate website at www.fgxi.com.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	FGX International Holdings Limited presentation materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FGX INTERNATIONAL HOLDINGS LIMITED
(Registrant)

May 19, 2008	By:	/s/ Anthony Di Paola

Anthony Di Paola
Executive Vice President, Chief Financial Officer and Treasurer